Premises and Equipment (Tables)	12 Months Ended
Dec. 31, 2023
Premises and Equipment
Summary of premises and equipment
(Dollars in thousands)
	2023	2022

Land	$4,373	3,851
Buildings and improvements	19,054	18,371
Furniture and equipment	20,607	26,156
Construction in process	532	3,028

Total premises and equipment	44,566	51,406

Less accumulated depreciation	(27,864)	(33,201)

Total net premises and equipment	$16,702	18,205